UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 24, 2008
                                                           -------------

                             ONEIDA FINANCIAL CORP.
                             ----------------------
             (Exact name of Registrant as specified in its charter)

           Federal                   000-25101               16-1561678
           -------                   ---------               ----------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
      of Incorporation)             File Number)          Identification No.)

                  182 Main Street, Oneida, New York 13421-1676
                  --------------------------------------------
                    (Address of principal executive offices)

                                 (315)-363-2000
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Employment Agreements. On June 24, 2008, Oneida Savings Bank (the "Bank"), a wholly-owned subsidiary of Oneida Financial Corp. (the "Company"), entered into amended and restated employment agreements (the "Agreements") with Michael R. Kallet, President and Chief Executive Officer of the Company and the Bank, Eric
E. Stickels, Executive Vice President and Chief Financial Officer of the Company and the Bank, and Thomas H. Dixon, Executive Vice President and Chief Credit Officer of the Company and the Bank. The Agreements supersede and replace the prior employment agreements entered into with Messrs. Kallet, Stickels, and Dixon on January 14, 2005. The Agreements were amended and restated to comply with Section 409A of the Internal Revenue Code of 1986, as amended and the final regulations issued thereunder. All amounts payable under the Agreements are the same as the prior employment agreements. The foregoing description of the Agreements is qualified in its entirety by reference to the Agreements that are attached hereto as Exhibits 10.1, 10.2, and 10.3 of this Current Report, and are incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

  (a) Financial Statements of Businesses Acquired: None

  (b) Pro Forma Financial Information: None

  (c) Shell company transactions: None

  (d) Exhibits:

      Exhibit Number        Description
      --------------        -----------

      Exhibit 10.1          Employment Agreement for Michael R. Kallet
      Exhibit 10.2          Employment Agreement for Eric E. Stickels
      Exhibit 10.3          Employment Agreement for Thomas H. Dixon

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ONEIDA FINANCIAL CORP.


Date: June 27, 2008                 By:  /s/ Eric E. Stickels
      -------------                      --------------------------------------
                                         Eric E. Stickels
                                         Executive Vice President and Chief
                                         Financial Officer
                                         (Duly Authorized Representative)